Section 906 Certifications
I, Jonathan S. Horwitz, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2017 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: September 28, 2017
/s/ Jonathan S. Horwitz
______________________
Jonathan S. Horwitz
Principal Executive Officer
Section 906 Certifications
I, Janet C. Smith, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended July 31, 2017 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: September 28, 2017
/s/ Janet C. Smith
______________________
Janet C. Smith
Principal Financial Officer
Attachment A
N-CSR
Period (s) ended July 31, 2017
Putnam Premier Income Trust
Putnam Research Fund
Putnam Investors Fund
Putnam Tax-Free High Yield Fund
Putnam AMT-Free Municipal Fund
Putnam Growth Opportunities Fund
George Putnam Balanced Fund
Putnam Short Duration Income Fund
Putnam Short Term Investment Fund
Putnam Low Volatility Equity Fund
Putnam RetirementReady — Funds:
Putnam RetirementReady — 2060
Putnam RetirementReady — 2055
Putnam RetirementReady — 2050
Putnam RetirementReady — 2045
Putnam RetirementReady — 2040
Putnam RetirementReady — 2035
Putnam RetirementReady — 2030
Putnam RetirementReady — 2025
Putnam RetirementReady — 2020
Putnam Retirement Income Fund Lifestyle 1